UNITED STATES

                     SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549

                                  FORM 8-K

                                CURRENT FORM

   Pursuant to Section 13 or 15(d) of  the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): April 11, 1997

                            BANKNORTH GROUP, INC.
           (Exact name of registrant as specified in its charter)

            Delaware              0-18173             03-0321189
        (State or other         (Commission         (IRS Employer
        jurisdiction of         File Number)      Identification No.)
         incorporation)

                            Banknorth Group, Inc.
                             300 Financial Plaza
                                P.O. Box 5420
                         Burlington, VT  05401-5420
                  (Address of principal executive offices)

      Registrant's telephone number, including area code:  (802) 658-9959

                               Not applicable
        (Former name or former address, if changed since last report)

Item 5.  Other Events

On April 11, 1997, Banknorth Group, Inc. (the Company) issued a press release relating to the consolidated results of the operations and financial position of the Company and its subsidiaries for the quarter ended and as of March 31, 1997. The text of the press release, including unaudited financial information, is attached as an exhibit to this report.

Item 7.  Financial Statements and Exhibits

      (c)  Exhibits.

            (99)  Press release dated April 11, 1997


For Release:  Friday April 11, 1997, 8:00 a.m.

Contact:  David P. Reville                           Thomas J. Pruitt
          Director, Corporate Communications         EVP & CFO
          (802) 860-5474                             (802) 860-5558

                BANKNORTH REPORTS FIRST QUARTER 1997 EARNINGS

BURLINGTON, VT, April 11, 1997 -- Banknorth Group, Inc. (NASDAQ - BKNG) today announced earnings results for the first quarter of 1997. Net income for the three months ended March 31, 1997, was $7.1 million, or $.90 per share, compared to $4.8 million, or $.65 per share, for the first quarter of 1996, an increase of $2.3 million, or 48.4%. The results for the first quarter of 1996, included one-time charges, net of income taxes, of $1.4 million, or $.19 per share. The one-time charges in 1996 accompanied the startups of First Massachusetts Bank, The Stratevest Group and conversion to a new ATM data processing system. Making the announcement was William H. Chadwick, president and chief executive officer.

      Net interest income, $28.5 million in the first quarter of 1997, increased $3.9 million or 16.0%, over the first quarter of 1996. The net interest margin for the three months ended March 31, 1997, was 4.73%. Total non-interest income, $6.6 million for the three months ended March 31, 1997, increased $740 thousand, or 12.6%, over the first quarter of 1996. Total non-interest expenses, at $23.0 million for the three months ended March 31, 1997, were up $828 thousand, or 3.7%, from the level experienced in the first quarter of 1996. Included in total non-interest charges for the first quarter of 1996 was $2.1 million of non-recurring expenses discussed above.

      Total assets as of March 31, 1997, were $2.6 billion, compared to $2.4 billion at March 31, 1996, an increase of $234.6 million, or 9.7%. Total loans were $1.9 billion and total deposits were $2.1 billion as of March 31, 1997, reflecting increases of $164.4 million, or 9.5%, and $37.7 million, or 1.8%, respectively, from March 31, 1996.

      Banknorth Group, Inc. is a financial services company headquartered in Burlington, Vermont. The Company offers a full range of banking and financial management services through its seven community banks, Banknorth Mortgage Company, and Stratevest Group, N.A., a trust and investment management company. Customers' banking needs are served 24 hours a day through an automated telephone banking system and ATM network, and during business hours through offices located throughout Vermont, Massachusetts and New Hampshire.

                (SEE COMPARATIVE FINANCIAL RESULTS ATTACHED)


                            Banknorth Group, Inc.
                        Comparative Financial Results
               (In thousands, except share and per share data)


   For the three months ended March 31,                 Income Statements                   For the years ended December 31,
-------------------------------------------   -------------------------------------   -------------------------------------------
   1997        1996       Change       %                                                 1996        1995       Change       %
----------  ----------  ----------  -------                                           ----------  ----------  ----------  -------

$   50,982  $   43,133  $    7,849    18.2%   Interest income                         $  190,008  $  152,624  $   37,384    24.5%
    22,434      18,517       3,917    21.2%   Interest expense                            81,140      67,980      13,160    19.4%
----------------------------------                                                    ----------------------------------
    28,548      24,616       3,932    16.0%      Net interest income                     108,868      84,644      24,224    28.6%
     1,750       1,300         450    34.6%   Provision for loan losses                    5,600       4,375       1,225    28.0%
----------------------------------                                                    ----------------------------------
    26,798      23,316       3,482    14.9%                                              103,268      80,269      22,999    28.7%

       133          --         133      --    Non-recurring other income                      --          --          --      --
     6,493       5,886         607    10.3%   Other non-interest income                   25,303      20,910       4,393    21.0%
----------------------------------                                                    ----------------------------------
     6,626       5,886         740    12.6%      Total non-interest income                25,303      20,910       4,393    21.0%

     1,306         731         575    78.7%   Goodwill amortization                        4,652         632       4,020   636.1%
         -       2,146      (2,146) -100.0%   Non-recurring expenses                       2,396          --       2,396      --
    21,675      19,276       2,399    12.4%   Other expenses                              84,152      69,957      14,195    20.3%
----------------------------------                                                    ----------------------------------
    22,981      22,153         828     3.7%      Total non-interest expenses              91,200      70,589      20,611    29.2%
----------------------------------                                                    ----------------------------------
    10,443       7,049       3,394    48.1%   Income before income taxes                  37,371      30,590       6,781    22.2%
     3,393       2,299       1,094    47.6%   Income taxes                                11,981       8,217       3,764    45.8%
----------------------------------                                                    ----------------------------------
$    7,050  $    4,750  $    2,300    48.4%   NET INCOME                              $   25,390  $   22,373  $    3,017    13.5%
==================================                                                    ==================================


                                                      Per Share Information
                                              --------------------------------------

 7,826,648   7,332,386     494,262     6.7%   Wtd. avg number of shares outstanding    7,703,758   6,804,425     899,333    13.2%
$     0.90  $     0.65  $     0.25    38.5%   Net income                              $     3.30  $     3.29  $     0.01      0.3%
      0.10        0.24       -0.14%  -58.3%   Goodwill and non-recurring, after             0.57        0.09        0.48   533.3%
                                               income tax effect
      1.00        0.89        0.11    12.4%   Net income, excluding goodwill and            3.87        3.38        0.49    14.5%
                                               non-recurring
 7,826,648   7,826,648          --      --    Shares outstanding                       7,826,648   6,804,425   1,022,223    15.0%
$    26.55  $    24.50   $    2.05     8.4%   Book value                              $    26.41  $    23.50   $    2.91    12.4%
     22.10       19.38        2.72    14.0%   Tangible book value                          21.80       22.25       -0.45    -2.0%

      0.29        0.25        0.04    16.0%   Cash dividends declared per share             1.00        0.92        0.08     8.7%
     40.50       35.25        5.25    14.9%   Closing price at period end                  41.50       38.50        3.00     7.8%

                                                              Ratios
                                              ---------------------------------------
     1.09%       0.88%       0.21%    23.9%   Return on average total assets               1.06%       1.19%      -0.13%   -10.9%
    13.77%      10.88%       2.89%    26.6%   Return on average shareholders' equity      13.27%      15.33%      -2.06%   -13.4%

    32.22%      38.46%      -6.24%   -16.2%   Dividend payout ratio                       30.30%      27.96%       2.34%     8.4%
      11.4        11.1         0.3     2.7%   Price/Earnings (last four reported           12.6        11.7         0.9      7.7%
                                               quarters)
    183.3%      181.9%        1.4%     0.8%   Price/Tangible book value                   190.4%      173.0%       17.4%    10.1%

$   28,686  $   24,796  $    3,890    15.7%   Net interest income, f.t.e. basis       $  109,467  $   85,331  $   24,136    28.3%
     4.73%       4.93%      -0.20%    -4.1%   Net interest margin                          4.86%       4.79%       0.07%     1.5%

    61.37%      62.73%      -1.36%    -2.2%   Efficiency ratio                            62.11%      65.11%      -3.00%    -4.6%
     2.49%       2.66%      -0.17%    -6.4%   Expense ratio                                2.59%       2.70%      -0.11%    -4.1%

     0.76%       0.66%       0.10%    15.2%   NPAs as a % of total assets, p.e.            0.76%       0.79%      -0.03%    -3.8%
   123.27%     158.21%     -34.94%   -22.1%   Allow. for loan losses as % of             124.00%     158.15%     -34.15%   -21.6%
                                               NPLs, p.e.
     1.24%       1.39%      -0.15%   -10.8%   Allow. for loan losses as % total            1.27%       1.64%      -0.37%   -22.6%
                                               loans, p.e.

     7.84%       7.94%      -0.10%    -1.3%   Shareholders' equity to total                7.95%       8.37%      -0.42%    -5.0%
                                               assets, p.e.
     6.62%       6.39%       0.23%     3.6%   Tangible sh equity to tangible               6.65%       7.96%      -1.31%   -16.5%
                                               assets, p.e.


               Balances as of                           Balance Sheets                              Balances as of
-------------------------------------------   -------------------------------------   -------------------------------------------
  3-31-97     3-31-96     Change       %                                               12-31-96    12-31-95     Change       %
----------  ----------  ----------  -------                                           ----------  ----------  ----------  -------

$1,899,495  $1,735,050  $  164,445     9.5%   Loans                                   $1,848,232  $1,351,053  $  497,179    36.8%
     8,533      17,766      (9,233)  -52.0%   Loans held for sale                         12,106      19,125      (7,019)  -36.7%
   542,861     442,452     100,409    22.7%   Securities available for sale              531,269     359,085     172,184    48.0%
    31,977      47,154     (15,177)  -32.2%   Investment securities                       34,194      49,680     (15,486)  -31.2%
       101       3,600      (3,499)  -97.2%   Money market investments                       101         650        (549)  -84.5%
----------------------------------                                                    ----------------------------------
 2,482,967   2,246,022     236,945    10.5%      Total earning assets                  2,425,902   1,779,593     646,309    36.3%
   (23,638)    (24,183)        545     2.3%   Allowance for loan losses                  (23,520)    (22,095)     (1,425)   -6.4%
    34,836      40,063      (5,227)  -13.0%   Goodwill                                    36,142       8,553      27,589   322.6%
   154,495     152,204       2,291     1.5%   Other assets                               162,799     144,123      18,676    13.0%
----------------------------------                                                    ----------------------------------
$2,648,660  $2,414,106  $  234,554     9.7%   Total assets                            $2,601,323  $1,910,174  $  691,149    36.2%
==================================                                                    ==================================

                                              Deposits:
$  281,164  $  259,833  $   21,331     8.2%   Non-interest bearing                    $  287,598  $  228,334  $   59,264    26.0%
 1,797,152   1,780,792      16,360     0.9%   Interest bearing                         1,778,466   1,332,435     446,031    33.5%
----------------------------------                                                    ----------------------------------
 2,078,316   2,040,625      37,691     1.8%      Total                                 2,066,064   1,560,769     505,295    32.4%
   316,912     111,910     205,002   183.2%   Short-term borrowed funds                  280,461     116,213     164,248   141.3%
    23,679      49,366     (25,687)  -52.0%   Long-term debt                              25,923      55,997     (30,074)  -53.7%
    21,979      20,484       1,495     7.3%   Other liabilities                           22,138      17,259       4,879    28.3%
   207,774     191,721      16,053     8.4%   Shareholders' equity                       206,737     159,936      46,801    29.3%
----------------------------------                                                    ----------------------------------
$2,648,660  $2,414,106  $  234,554     9.7%      Total liabilities & shareholders'    $2,601,323  $1,910,174  $  691,149    36.2%
==================================                 equity                             ==================================



                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.


                                   BANKNORTH GROUP, INC.

Date:  April 11, 1997              By: /s/ Neal E. Robinson
                                           Neal E. Robinson
                                           Senior Vice President & Treasurer